UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2021

VISTRA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

(214) 812-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VST	New York Stock Exchange
Warrants	VST.WS.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On April 28, 2021, Vistra Corp. (the “Company”) held its previously announced 2021 Annual Meeting of Stockholders, at which a quorum was present. The final voting results regarding each proposal are set forth in the following tables.

Proposal One – Election of Directors – Voting results for Proposal One were as follows:

Hilary E. Ackermann:

For	Against	Abstain	Broker Nonvotes
394,550,226	1,285,753	165,474	24,091,065

Arcilia C. Acosta:

For	Against	Abstain	Broker Nonvotes
391,785,686	4,021,297	194,470	24,091,065

Gavin R. Baiera:

For	Against	Abstain	Broker Nonvotes
390,394,177	5,397,914	209,363	24,091,065

Paul M. Barbas:

For	Against	Abstain	Broker Nonvotes
394,843,931	979,682	177,840	24,091,065

Lisa Crutchfield:

For	Against	Abstain	Broker Nonvotes
394,746,141	1,137,673	117,639	24,091,065

Brian K. Ferraioli:

For	Against	Abstain	Broker Nonvotes
392,467,338	3,393,755	140,361	24,091,065

Scott B. Helm:

For	Against	Abstain	Broker Nonvotes
394,363,459	1,050,308	587,687	24,091,065

Jeff D. Hunter:

For	Against	Abstain	Broker Nonvotes
395,012,614	850,020	138,819	24,091,065

Curtis A. Morgan:

For	Against	Abstain	Broker Nonvotes
395,019,500	848,354	133,600	24,091,065

John R. Sult:

For	Against	Abstain	Broker Nonvotes
392,828,510	3,060,594	112,349	24,091,065

As a result, Hilary E. Ackermann, Arcilia C. Acosta, Gavin R. Baiera, Paul M. Barbas, Lisa Crutchfield, Brian K. Ferraioli, Scott B. Helm, Jeff D. Hunter, Curtis A. Morgan, and John R. Sult were elected to the Board.

Proposal Two – Approval, on an Advisory Basis, of Named Executive Officer Compensation. Voting results were as follows:

For	Against	Abstain	Broker Nonvotes
377,730,815	17,247,372	1,023,266	24,091,065

As a result, the compensation of the named executive officers was approved on an advisory basis.

Proposal Three – Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2021. Voting results were as follows:

For	Against	Abstain
417,880,725	2,140,891	70,903

As a result, the Company’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was ratified.

Item 7.01.	Regulation FD Disclosure

On May 4, 2021, the Company is making available on the investor relations section of its website, www.vistracorp.com under “Investor Relations” and then “Events & Presentations”, its first quarter investor presentation for its quarter ended March 31, 2021. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information on the Company’s website is not and should not be considered part of, nor is it incorporated by reference into, this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistra Corp.

Dated: May 4, 2021	/s/ Yuki Whitmire
	Name:	Yuki Whitmire
	Title:	Vice President, Associate General Counsel, and Corporate Secretary